                                                                   Exhibit 10.13


                               LIGHTBRIDGE, INC.
                               281 Winter Street
                          Waltham, Massachusetts 02154


                                           August 26, 1996



Mr. Brian E. Boyle
31 Hallett Hill Road
Weston, Massachusetts 02193

Dear Mr. Boyle:

     This letter sets forth the agreement between you and Lightbridge, Inc. ("Lightbridge") regarding the matters listed below.

     1. (a) In the event that Lightbridge effects an initial public offering (the "IPO") of its common stock, $.01 par value per share (the "Common Stock"), you, your wife and Boyle Corp. (collectively, the "Boyle Parties") will sell an aggregate of 778,132 shares of Common Stock on a firm basis in the IPO. If, however, the per share price at which the Common Stock is offered to the public in the IPO (the "IPO Price") is less than $6.80, the Boyle Parties will have the right to sell any smaller number shares, or no shares.

     (b) On the date hereof, each of the Boyle Parties shall execute, enter into and deliver the following documents: (i) a 180 day lock-up agreement, in the form attached hereto as Exhibit A, (ii) a Selling Stockholder's Irrevocable
                            ---------
Power of Attorney, in the form attached hereto as Exhibit B, (iii) a Letter of
                                                  ---------
Transmittal and Custody Agreement, in the form attached hereto as Exhibit C and
                                                                  ---------
(iv) a letter agreement regarding the power of attorney in the form attached hereto as Exhibit D. In the event that Lightbridge withdraws its registration
          ---------
statement on Form S-1 (SEC File No. 333-6589) prior to its effectiveness, the Boyle Parties shall, upon the written request of Lightbridge following its filing of a new registration statement with respect to an IPO, enter into and deliver documents containing terms and conditions equivalent to those contained in the agreements referred to in the preceding sentence, provided that such filing occurs prior to October 1, 1998.

     (c) (I) Lightbridge hereby agrees that, in the event of an IPO, it will indemnify and hold harmless each of the Boyle Parties that is a selling stockholder, each underwriter of such IPO and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement relating to such IPO, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Lightbridge will not be liable in any such case
- --------
if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

     (II) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 1(c) and shall only relieve it from any liability which it may have to such indemnified party under this
Section 1(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 1(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or in addition to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a single separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (III) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any of the Boyle Parties selling shares in an IPO, or any controlling person of any such party, makes a claim for indemnification pursuant to this Section 1(c) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1(c) provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling party or any such controlling person in circumstances for which indemnification is provided under this Section 1(c); then, and in each such case, Lightbridge and such party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such party is responsible for the portion represented by the percentage that the IPO price of its shares of Common Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and Lightbridge is responsible for the remaining portion; provided, however, that, in any such case, (A) no such party will be required to contribute any amount in excess of the public offering price of all such Common Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     (d) Lightbridge may, in its discretion, obtain, prior to the date of the IPO, a directors' and officers' insurance policy that covers liabilities associated with the IPO, which policy includes a rider providing that you, in your capacity as a selling stockholder, shall be an additional insured. Such policy shall be written by National Union or another insurer reasonably acceptable to you, and shall provide for at least $10 million in coverage. If Lightbridge does not obtain a directors' and officers' insurance policy that meets the foregoing requirements, then, in the event of any action pursuant to which the Boyle Parties are entitled to indemnification pursuant to Section 1(c) (and notwithstanding the provisions of paragraph (II) of Section 1(c)), such parties shall have the right to select a single separate counsel to represent them in such action, with the reasonable expenses and fees of such separate counsel to be reimbursed by Lightbridge as incurred.

    2. Upon execution of this Agreement, you shall deliver a lock-up agreement, in the form attached hereto as Exhibit A, executed by the Sheng Ren Trust.
                               ---------

    3. Upon the closing of an IPO, Lightbridge shall exercise all stock options granted to it by you pursuant to that certain Settlement Agreement dated February 2, 1996 among you, Lightbridge and certain other parties (the "Settlement Agreement") which remain unexercised on such date, and shall pay the exercise price therefor by wire transfer. In addition, upon such closing, Lightbridge shall pay all principal and interest outstanding under any promissory notes issued by Lightbridge in connection with the exercise of such stock options prior to such closing.

    4. Upon your execution of this letter, Lightbridge shall execute and deliver to the Sheng Ren Trust a Common Stock Purchase Warrant in the form attached hereto as Exhibit E and shall pay you the sum of $75,000 by wire
                   ---------
transfer.

    5. Upon your execution of this letter, you and Lightbridge shall execute and enter into a Registration Rights Agreement in the form attached hereto as Exhibit F.
- ---------

    6. You, Lightbridge and the other parties executing this letter hereby re-affirm and ratify, through and as of the date hereof, all of the terms and conditions of that certain Mutual General Release executed and delivered by you, Lightbridge and certain other parties pursuant to the terms of the Settlement Agreement.

    7. You hereby consent to the filing of the Settlement Agreement as an exhibit to Lightbridge's registration statement on Form S-1.

     This letter, together with the agreements referred to herein, sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, written or oral, with respect to such subject matter. This letter agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflict of laws.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter shall be a binding agreement between Lightbridge and you.


                                             Very truly yours,

                                             LIGHTBRIDGE, INC.


                                             By:/s/ Pamela D.A. Reeve
                                                ----------------------------
                                                Pamela D.A. Reeve, President

AGREED TO AND ACCEPTED as of the date first above written

/s/ Brian E. Boyle
- -------------------------------
Brian E. Boyle


The persons and entities named below hereby execute this letter solely for the purpose of agreeing to be bound by the provisions of Section 6.

ENTREPRENEURIAL VENTURES,                ENTREPRENEURIAL, INC.
INC.


By: /s/ Torrence C. Harder               By: /s/ Torrence C. Harder
    ---------------------------              ---------------------------
Title: President                         Title: President
       ------------------------                 ------------------------



ENTREPRENEURIAL LIMITED                  ENTREPRENEURIAL
PARTNERSHIP I                            LIMITED PARTNERSHIP II
By: Entrepreneurial Ventures, Inc.       By: Entrepreneurial Ventures, Inc.
Its: General Partner                     Its: General Partner


By: /s/ Torrence C. Harder               By: /s/ Torrence C. Harder
    ---------------------------              ---------------------------
Title: President                         Title: President
       ------------------------                 ------------------------

ENTREPRENEURIAL LIMITED                  ENTREPRENEURIAL LIMITED
PARTNERSHIP II                           PARTNERSHIP IV
By: Entrepreneurial Ventures, Inc.       By: Entrepreneurial, Inc.
Its: General Partner                     Its: General Partner


By: /s/ Torrence C. Harder               By: /s/ Torrence C. Harder
    ---------------------------              ---------------------------
Title: President                         Title: President
       ------------------------                 ------------------------



ENTREPRENEURIAL LIMITED                  ENTREPRENEURIAL LIMITED
PARTNERSHIP VI                           PARTNERSHIP VII
By: Entrepreneurial, Inc.                By: Entrepreneurial, Inc.
Its: General Partner                     Its: General Partner


By: /s/ Torrence C. Harder               By: /s/ Torrence C. Harder
    ---------------------------              ---------------------------
Title: President                         Title: President
       ------------------------                 ------------------------



TORRENCE C. HARDER                       PAMELA D.A. REEVE

/s/ Torrence C. Harder                   /s/ Pamela D.A. Reeve
- -------------------------------          -------------------------------


WILLIAM G. BROWN, III                    BOYLE CORP.

/s/ William G. Brown, III
- -------------------------------          By: /s/ Brian E. Boyle
                                             ---------------------------
                                         Title: President
                                                ------------------------

                                                                       EXHIBIT E

  THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

                               LIGHTBRIDGE, INC.

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

                     Original Issue Date:  August 26, 1996

                           This Warrant is Issued to

                                 SHENG REN TRUST
                       ----------------------------------

(hereinafter called the "Registered Holder," which term shall include its successors and assigns) by Lightbridge, Inc., a Delaware corporation (hereinafter referred to as the "Company"). This Warrant may be transferred by the Registered Holder only in accordance with the provisions of Sections 1.04 and 5 hereof.

1. The Warrant.
   -----------

    1.01 For value received and subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant at any time on or after the Initial Exercise Date (as defined below) but prior to three years after such Initial Exercise Date (with the subscription form annexed hereto duly executed), at the office of the Company at 281 Winter Street, Waltham, Massachusetts 02154, or such other office in the United States of which the Company shall notify the Registered Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (the "Exercise Price"), 100,000 shares of the Common Stock, $.01 par value per share, of the Company ("Common Stock"). This Warrant has been issued by the Company in connection with the execution of the letter agreement of even date herewith between Brian E. Boyle and the Company (the "Agreement"). The initial Exercise Price shall be $8.50 per share and shall be subject to adjustment as provided in
Section 1.05(A) below.

     For the purposes of this Warrant, the Initial Exercise Date shall be the earliest of (i) one year from the Original Issue Date set forth above, (ii) the effective date of a registration statement filed by the Company with respect to an initial public offering of shares of its Common Stock, (iii) the date of any merger or consolidation of the Company, or any sale of shares by the stockholders of the Company, as a result of which the stockholders of the Company immediately prior to such merger, consolidation or sale do not own after such merger, consolidation or sale shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, or (iv) the date the Company is liquidated or sells or otherwise disposes of all or substantially all its assets.

     As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall issue and deliver to the Registered Holder a certificate or certificates for the shares purchased hereunder, in certificates of such denominations and in such names as the Registered Holder may specify, together with any other stock, securities or property which such Registered Holder may be entitled to receive pursuant to
Section 1.05 hereof. Payment of the Exercise Price shall be made by check made payable to the order of the Company or wire transfer of funds to a bank account designated by the Company. In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a substitute Warrant of like tenor and date for the balance of the shares purchasable hereunder.

     Notwithstanding the foregoing, however, the Registered Holder may elect to receive, without the payment by the Registered Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the form of subscription at the end hereof duly executed by the Registered Holder, at the office of the Company (such election a "Net Issue Election"). Thereupon, the Company shall issue to the Registered Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:


                                  X = Y (A-B)
                                      -------
                                         A

where X =  the number of shares to be issued to the Registered Holder pursuant to this Section 1.01.

      Y = the number of shares covered by this Warrant in respect of which the Net Issue Election is made pursuant to this subsection 1.01.

      A = the Fair Market Value of one share of Common Stock as defined below. For the purpose of this Section 1.01, the Fair Market Value of one share of Common Stock shall be the closing price per share on the date the Net Issue Election is made pursuant to this Section 1.01, as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers, Inc. ("Nasdaq") on such date, or, if the Common Stock is neither listed on such an exchange nor quoted on Nasdaq, as determined by a nationally recognized independent investment banking firm jointly selected by the Company and the Registered Holder or, if such selection cannot be made within five days after delivery of the Net Issue Election, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

     B = the Exercise Price in effect under this Warrant on that date the Net Issue Election is made pursuant to this Section 1.01.

    1.02 During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights. Upon surrender for exercise, this Warrant shall be cancelled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

    1.03 This Warrant may be subdivided into one or more Warrants entitling the Registered Holder to purchase shares of the class of securities issuable upon exercise of this Warrant in multiples of one or more whole shares, upon surrender of this Warrant by the Registered Holder for such purpose at the office of the Company.

    1.04 The Company shall maintain at its office (or at such other office or agency of the Company as it may from time to time designate in writing to the Registered Holder hereof), a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder of this Warrant shall be the person in whose name this Warrant is originally issued and registered, unless a subsequent holder shall have presented to the Company this Warrant, duly assigned to such holder, for inspection and a written notice of his acquisition of this Warrant and designating in writing the address of such subsequent holder, in which case such subsequent holder of this Warrant shall become the subsequent Registered Holder. Any Registered Holder of this Warrant may change his address as shown on such register by written notice to the Company requesting such change. Any written notice required or permitted to be given to the Registered Holder of this Warrant shall be mailed by registered or certified mail, or sent by reputable overnight courier service, to the Registered Holder at the address as shown on such register.

    1.05 The rights of the Registered Holder shall be subject to the following terms and conditions:

   (A)  Adjustment to Exercise Price Upon Financing.  The Exercise Price shall
        -------------------------------------------
be $8.50 per share, until and unless a registration statement with respect to an initial public offering of Common Stock is declared effective by the Securities and Exchange Commission. If and only if such a registration is so declared effective, the Exercise Price shall then and thereafter be equal to the price per share paid by the public in such initial public offering, effective upon the date of effectiveness of such registration statement.

    (B) Adjustment to Exercise Price for Subdivision or Combination.  If the
        -----------------------------------------------------------
Company at any time or from time to time after the issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased. If the Company at any time or from time to time after the issuance of this Warrant combines (by reverse stock split or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof, the Exercise Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

    (C) Adjustment in the Number of Shares for Subdivisions or Combinations.
        -------------------------------------------------------------------
Whenever the Exercise Price is adjusted pursuant to Section 1.05(B), the number of shares of the class of securities issuable upon exercise hereof also shall be adjusted by multiplying the number of shares subject to this Warrant immediately prior to the adjustment of the Exercise Price by a fraction (x) the numerator of which is the Exercise Price immediately prior to the adjustment and (y) the denominator of which is the adjusted Exercise Price.

    (D) Adjustments for Certain Dividends and Distributions.  In the event that
        ---------------------------------------------------
at any time or from time to time after the Original Issue Date the Company shall make or issue, or fix a record date for the determination of holders of the class of securities issuable upon exercise hereof who are entitled to receive a dividend or other distribution payable in securities of the Company, then and in each such event, unless such dividend or distribution results in an adjustment of the Exercise Price pursuant to Section 1.05(B), provision shall be made so that the Registered Holder of this Warrant shall receive upon exercise hereof in addition to the securities receivable hereupon, the amount of securities of the Company that he would have received had this Warrant been exercised on the date of such event and had he thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by him as aforesaid during such period, giving application during such period to all adjustments called for herein.

    (E) Adjustment for Reclassification, Exchange, or Substitution.  In the
        ----------------------------------------------------------
event that at any time or from time to time after the Original Issue Date, the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the Registered Holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

    (F) Adjustment for Merger, Consolidation or Sale of Assets.  In the event
        ------------------------------------------------------
that at any time or from time to time after the Original Issue Date, the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of the class of securities of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 1.05 with respect to the rights and interest thereafter of the Registered Holder of this Warrant, to the end that the provisions set forth in this Section 1.05 (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

    (G) No Impairment.  The Company shall not, by amendment of its Charter or
        -------------
By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of this Section 1.05 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

    (H) Notice of Adjustment of Number of Shares.  Upon any adjustment,
        ----------------------------------------
readjustment or other change relating to the number of shares purchasable upon exercise of this Warrant or to the Exercise Price, then, and in each such case, the Company at its expense shall give written notice thereof, in hand or by first class mail, postage prepaid, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of shares (or other denominations of securities) purchasable at the Exercise Price upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

    (I) Notice.  In case at any time: (1) the Company shall pay any dividend or
        ------
make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of the class of securities issuable upon exercise of this Warrant; (2) the Company shall offer for subscription pro rata to the holders of the class of securities issuable upon exercise of this Warrant any additional shares of stock of any class or other rights; (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or sale of all or substantially all of its assets to another corporation; or (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give written notice, in hand or by first class mail, postage prepaid, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company of the date on which (a) the books of the Company shall close or a record date shall be fixed for determining the shareholders entitled to such dividend, distribution or subscription rights, or
(b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the holders of record of the class of securities issuable upon exercise of this Warrant shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

    (J) Voting Rights.  This Warrant shall not entitle the Registered Holder to
        -------------
any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the subscription form annexed duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant the Registered Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Registered Holder has so subscribed and paid.

    (K) No Change Necessary.  The form of this Warrant need not be changed
        -------------------
because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise. A Warrant issued after any adjustment on any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

2. Covenant of the Company.  All securities which may be issued upon the
   -----------------------
exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

3. Fractional Shares.  No fractional shares or scrip representing fractional
   -----------------
shares shall be issued upon exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Registered Holder would be entitled to receive a fractional share, then the Company shall pay in cash to such Registered Holder an amount equal to such fractional share multiplied by the fair market value of one share of the class of securities issuable upon exercise of this Warrant (as determined by the Board of Directors of the Company) on the date of such exercise.

4. Substitution.  In the case this Warrant shall be mutilated, lost, stolen or
   ------------
destroyed, the Company will issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or

(b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Registered Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

5. Transfer Restrictions.  This Warrant shall not be sold, transferred, pledged
   ---------------------
or hypothecated unless the proposed disposition is the subject of a currently effective registration statement under the Securities Act of 1933, as amended, or unless the Company has received an opinion of counsel reasonably satisfactory in form and scope to the Company that such registration is not required.

6. Remedies.  The Company stipulates that the remedies at law of the Registered
   --------
Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7. Taxes.  The Company shall pay any taxes or other charges that may be imposed
   -----
in respect of the issuance and delivery of the Warrant or any securities or other property upon exercise hereof.

8. Governing Law.  This Warrant and its provisions and the rights and
   -------------
obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

9. Miscellaneous.  This Warrant and any term hereof may be changed, waived,
   -------------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President thereunto duly authorized under seal this 26th day of August, 1996.


ATTEST:                                  LIGHTBRIDGE, INC.



_______________________________          By:_____________________________
                                           Its President

                               SUBSCRIPTION FORM
                               -----------------


  The undersigned, the Registered Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant

for, and to purchase thereunder,    shares of common stock of LIGHTBRIDGE, INC.

and herewith makes payment of $ therefor and requests that the certificates representing such shares be issued in the name of and delivered to:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

if such shares shall not include all of the shares issuable under this Warrant,

that a new Warrant of like tenor and date be delivered to the undersigned holder for the shares not issued.



Dated: _____________________________      ____________________________________
                                          Signature

                              FORM OF ASSIGNMENT
                              ------------------


  For value received the undersigned hereby sells, assigns and transfers unto

____________________________ whose address is _________________________________

_____________________________________________________________________________,

the within Warrant with respect to ___________ shares purchasable thereby, and does hereby irrevocably constitute and appoint

___________________________________ attorney to transfer the within Warrant on the books of the within named corporation with full power of substitution in the premises.


Dated:__________________________________


In the presence of:

___________________________________    ______________________________________
                                       Signature

                                                                       EXHIBIT F

                         REGISTRATION RIGHTS AGREEMENT

                                August 26, 1996


Sheng Ren Trust
c/o Mr. Brian E. Boyle
31 Hallett Hill Road
Weston, MA  02193

Dear Mr. Boyle:

     This will confirm that pursuant to the letter agreement of even date herewith (the "Letter Agreement") between the Lightbridge, Inc. (the "Company") and Brian E. Boyle, and as an inducement to Mr. Boyle to consummate the transactions contemplated by the Letter Agreement, the Company covenants and agrees with Mr. Boyle as follows:

    1.   Certain Definitions.  As used in this Agreement, the following terms
         -------------------
shall have the following respective meanings:

         "Warrant" shall mean the warrant to purchase 100,000 shares of Common
          -------
    Stock issued by the Company to the Sheng Ren Trust on the date hereof.

         "Commission" shall mean the Securities and Exchange commission, or any
          ----------
    other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Common Stock, $.01 par value, of the
          ------------
     Company, as constituted as of the date of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
     amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Registration Expenses" shall mean the expenses so described in Section
          ---------------------
      6.

         "Restricted Stock" shall mean the 100,000 shares of Common Stock issued
          ----------------
     upon exercise of the Warrant on the date hereof excluding Common Stock which has been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or
          --------------
     any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses so described in Section 6.
          ----------------

    2.   Restrictive Legend.  Each certificate or other document representing
         ------------------
Restricted Stock or the Warrant shall, except as otherwise provided in this
Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate or other document shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Hale and Dorr shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

    3.   Notice of Proposed Transfer.  Prior to any proposed transfer of the
         ---------------------------
Warrant or any Restricted Stock (other than under the circumstances described in
Section 4), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Hale and Dorr shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such securities shall be entitled to transfer such securities in accordance with the terms of its notice; provided, however, that no such opinion of counsel
                         -----------------
shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate or other document representing Restricted Stock or the Warrant transferred as above provided shall bear the legend set forth in Section 2, except that such certificate or other document shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 in accordance with the provisions of that Section.

    4.   Incidental Registration.  If the Company at any time proposes to
         -----------------------
register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Restricted Stock (which request shall state the intended method of disposition thereof), the

Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among all holders of registration rights requesting registration based upon the number of shares of Common Stock (excluding Common Stock which has been
(a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act) owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided,
                                                                   --------
however, that such number of shares of Restricted Stock shall not be reduced if
- -------
any shares are to be included in such underwriting for the account of any person other than the Company, requesting holders of Restricted Stock or parties to that certain Registration Rights Agreement dated February 11, 1991, as amended, among the Company and certain of its security holders (the "Prior Registration Rights Agreement"), and provided, further, however, that in no event may less
                        --------  -------  -------
than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Restricted Stock and shares registerable under the Prior Registration Rights Agreement. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the holders of Restricted Stock.

    5.  Registration Procedures.  If and whenever the Company is required by the
        -----------------------
provisions of Section 4 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will promptly:

        (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by, such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

        (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

    (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required
- --------  -------
to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

    (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange, if any, on which the Common Stock of the Company is then listed;

    (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

    (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

     (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     For purposes of Section 5(a) and 5(b), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

     In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

     In connection with each registration pursuant to Section 4 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     6.   Expenses.  All expenses incurred by the Company in complying with
          --------
Section 4 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

     Except as may otherwise be required by various blue sky laws, the Company will pay all Registration Expenses in connection with each registration statement under Section 4. All Selling Expenses in connection with each registration statement under Section 4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     7.  Indemnification and Contribution. (a) In the event of a registration of
         --------------------------------
any of the Restricted Stock under the Securities Act pursuant to Section 4, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and
- --------
to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

    (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided however, that such seller will be
                                    -------- -------
liable hereunder in any such loss if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

    (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or in addition to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a single separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

    8.   Changes in Common Stock.  If, and as often as, there is any change in
         -----------------------
the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

    9.   Rule 144 Reporting.  With a view to making available the benefits of
         ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

    10. Representations and Warranties of the Company. The Company represents
        ---------------------------------------------
and warrants to you as follows:

        (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

   (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

    11.  Miscellaneous.
         -------------

         (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of the Warrant or any Restricted Stock), whether so expressed or not, provided, however that registration rights conferred herein on the holders of the Warrant or Restricted Stock shall only inure to the benefit of a transferee of the Warrant or Restricted Stock if (i) there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issuable under the Warrant (as adjusted as may be required from time to time by Section 8 hereof) to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

         (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed or telecopied, in the case of non-U.S. residents, addressed as follows:

         if to the Company at its address set forth in the Letter Agreement;

         if to the Sheng Ren Trust c/o Brian E. Boyle, 31 Hallett Hill Road, Weston, Massachusetts 02193;

         if to any subsequent holder of Restricted Stock or the Warrant, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock or the Warrant) or to the holders of Restricted Stock and the Warrant (in the case of the Company) in accordance with the provisions of this paragraph.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least seventy-five percent (75%) of the outstanding shares of Restricted Stock.

    (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (f) The obligations of the Company to register shares of Restricted Stock under Section 4 shall terminate twelve and one-half years from the date of this Agreement.

    (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 90 days following the effective date of the registration statement relating to such offering; provided, however, that all persons
                                               -------
entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 11(g).

    (h) Notwithstanding the provisions of Section 5(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

    (i) The Company shall not grant to any third party any registration rights more favorable than any of those contained herein without the written consent of the holders of at least ninety percent (90%) of the outstanding shares of Restricted Stock, so long as any of the registration rights under this Agreement remains in effect.

    (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                               Very truly yours,

                               LIGHTBRIDGE, INC.



                               By:_____________________________________
                                  Pamela D.A. Reeve, President

AGREED TO AND ACCEPTED as of the
date first above written.

SHENG REN TRUST

By:____________________________________
  Name:
  Title: